UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material pursuant to §240.14a-12

REGAL ENTERTAINMENT GROUP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M57341-P35760 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. REGAL ENTERTAINMENT GROUP *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2013. REGAL ENTERTAINMENT GROUP 7132 REGAL LANE KNOXVILLE, TN 37918 Meeting Information Meeting Type: Annual Meeting For holders as of: March 13, 2013 Date: May 8, 2013 Time: 8:30 a.m. Location: Pinnacle Stadium 18 Turkey Creek Theatre 11240 Parkside Drive Knoxville, Tennessee 37922 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Only shareholders and persons holding proxies from shareholders may attend the meeting. Please check the meeting materials for the requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2013 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. Annual Report 2. Notice & Proxy Statement . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX M57342-P35760 Proxy Materials Available to VIEW or RECEIVE:

Voting Items 3. Approval of the material terms of the performance goals under our Annual Executive Incentive Program and our 2002 Stock Incentive Plan, as amended, pursuant to Section 162(m) of the Internal Revenue Code. 2. Approval, on an advisory basis, of the compensation of our named executive officers. 4. Ratification of the Audit Committee's selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 26, 2013. 01) Thomas D. Bell, Jr. 02) David H. Keyte 03) Amy E. Miles 04) Lee M. Thomas 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the election of the Class II directors to serve a three year term. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. M57343-P35760

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